Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Nasdaq-100® Conservative Buffer ETF – April

FT Vest U.S. Equity Buffer ETF – April

FT Vest U.S. Equity Deep Buffer ETF – April

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April

FT Vest U.S. Equity Moderate Buffer ETF – April

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated April 18, 2025

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On April 17, 2025, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period will begin as of April 21, 2025. The new Target Outcome Period will end on April 17, 2026. The cap for each Fund for the Target Outcome Period beginning on April 21, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest Nasdaq-100® Conservative Buffer ETF – April (QCAP)	14.77%	13.87%
FT Vest U.S. Equity Buffer ETF – April (FAPR)	18.14%	17.29%
FT Vest U.S. Equity Deep Buffer ETF – April (DAPR)	14.16%	13.31%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)	12.58%	11.73%
FT Vest U.S. Equity Moderate Buffer ETF – April (GAPR)	14.78%	13.93%

Please Keep this Supplement with your Fund Prospectus for Future Reference